     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 1997

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary proxy statement   |_|  Confidential, for Use of the Commission
|X|  Definitive proxy statement         Only (as permitted by Rule 14a-6(e)(2))
| |  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE EMERGING MEXICO FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


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   (2) Aggregate number of securities to which transaction applies:


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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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   (4) Proposed maximum aggregate value of transaction:


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   (5) Total fee paid:


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   |_| Fee paid previously with preliminary materials:

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:


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   (2) Form, Schedule or Registration Statement no.:


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   (3) Filing Party:


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   (4) Date Filed:


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


                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                                  ---------
                NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 22, 1997
                                  ---------

To the Stockholders of
The Emerging Mexico Fund, Inc.:

   Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of The Emerging Mexico Fund, Inc. (the "Company") will be held at the offices of Brown & Wood LLP, One World Trade Center, New York, New York on May 22, 1997 at 10:30 A.M. for the following purposes:

   (1) To elect one Director to serve until the 1999 Annual Meeting of Stockholders and to elect two Directors to serve until the 2000 Annual Meeting of Stockholders;

   (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Company for its fiscal year ending June 30, 1998; and

   (3) To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on April 10, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

   A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after May 8, 1997, at the offices of the Company, 1285 Avenue of the Americas, New York, New York.

   You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                   By Order of the Board of Directors


                                   Thomas R. Smith, Jr.
                                   Secretary

New York, New York
Dated: April 11, 1997

YOUR VOTE IS IMPORTANT--Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Annual Meeting of Stockholders of The Emerging Mexico Fund, Inc.

                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                     1997 ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 22, 1997

                               ---------------
                               PROXY STATEMENT
                               ---------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Emerging Mexico Fund, Inc., a Maryland corporation (the "Company"), to be voted at the Meeting of Stockholders of the Company (the "Meeting"), to be held at the offices of Brown & Wood LLP, One World Trade Center, New York, New York on May 22, 1997 at 10:30 A.M. The approximate mailing date of this Proxy Statement is April 11, 1997.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above or by voting in person at the Meeting.

   The Board of Directors has fixed the close of business on April 10, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 10, 1997, the Company had outstanding 12,913,231 shares of Common Stock, par value $0.10 per share.

   The Board of Directors of the Company knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        ITEM 1. ELECTION OF DIRECTORS

   Pursuant to the Articles of Incorporation of the Company, the Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders of the year in which his term expires and until his successor is elected and qualified. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a Director.

   In September 1996, the Board unanimously elected Rodney B. Wagner a Class I Director of the Company. Pursuant to the Articles of Incorporation of the Company, Mr. Wagner now stands as a Class I Director nominee to serve until the 1999 Annual Meeting of Stockholders.

   It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Mr. Wagner as a Class I Director and to nominate and vote in favor of the election of Edgar R. Fiedler and Richard S. Weinert, the Class II Directors whose current terms expire at the Meeting.

   The Board of Directors of the Company knows of no reason why these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

   Certain information concerning the nominees and the continuing Director is set forth as follows:

                                                                                         SHARES OF
                                                                                        COMMON STOCK
                                                                                       OF THE COMPANY
                                                                                        BENEFICIALLY
                       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          DIRECTOR      OWNED AT
  NAME AND ADDRESS                  AND DIRECTORSHIPS                AGE     SINCE     APRIL 10, 1997
--------------------  ---------------------------------------------  ---    --------  ----------------
Class I Nominee to serve until the 1999 Annual Meeting of Stockholders:
Rodney B. Wagner       Director or Trustee, Saudi Arabian Oil         65      1996           --
23 Wall Street         Company (Saudi Aramco), Saudi International
New York, New York     Bank, Bechtel Enterprises, Orogen Minerals
10260                  Limited, World Wildlife Fund, World Wide
                       Fund for Nature, Lewis T. Preston Education
                       Fund for Girls, Friends of the Nelson
                       Mandela Children's Fund, Inc., Robert
                       College of Istanbul, American University of
                       Beirut, The Population Council and The
                       Children's Television Workshop; Vice
                       Chairman of the Board and Director, J. P.
                       Morgan & Co., Incorporated (1993-1996);
                       formerly, Vice Chairman of the Credit
                       Policy Committee, J. P. Morgan & Co.,
                       Incorporated.

                                           2

                                                                                         SHARES OF
                                                                                        COMMON STOCK
                                                                                       OF THE COMPANY
                                                                                        BENEFICIALLY
                       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          DIRECTOR      OWNED AT
  NAME AND ADDRESS                 AND DIRECTORSHIPS                 AGE     SINCE     APRIL 10, 1997
--------------------  ---------------------------------------------  ---    --------  ----------------
Class II Nominees to serve until the 2000 Annual Meeting of Stockholders:
Edgar R. Fiedler       Senior Fellow and Economic Counsellor,         67      1990          5,036
845 Third Avenue       The Conference Board; Director or
New York, New York     Trustee, AARP Investment Program from
10022                  Scudder, The Brazil Fund, Inc.,
                       Zurich American Insurance Company,
                       Scudder Institutional Fund, Inc., Scudder
                       Fund, Inc., Scudder Pathway Series, Harris
                       Insight Funds, Inc. and The Stanley Works.
                       Formerly, Assistant Secretary of the U.S.
                       Treasury for Economic Policy.

Richard S. Weinert     President, Leslie, Weinert & Co.               56      1990          2,369
501 Madison Avenue     (financial consulting firm); Director,
New York, New York     Environmental Enterprises Assistance
10022                  Fund (venture capital firm).

Class III Director serving until the 1998 Annual Meeting of Stockholders:

Gonzalo de Las Heras*  Executive Vice President, Banco                57      1990            200
45 East 53rd Street    Santander, S.A.
New York, New York
10022

------------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company.

   COMMITTEE AND DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Company. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Company as defined in the 1940 Act. The Nominating Committee will consider nominees recommended by stockholders of the Company. Stockholders should submit nominees to the Secretary of the Company. The Company has no standing Compensation Committee.

   During the fiscal year ended June 30, 1996, the Board of Directors held seven meetings and the Audit Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors and the Audit Committee held during such period.

   COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

   Based solely on the Company's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file a Form 5 with respect to the most recent fiscal year, the Company believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to
Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Company's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Company's most recent fiscal year.

   INTERESTED PERSONS. The Company considers one Director, Mr. Gonzalo de Las Heras, to be an "interested person" of the Company within the meaning of
Section 2(a)(19) of the 1940 Act because of the position he holds with an affiliate of Santander Management Inc., Bahamas Financial Centre, Charlotte and Shirley Streets, Nassau, Bahamas, the Company's investment adviser (the "Investment Adviser") and Gestion Santander Mexico, S.A. de C.V., Monte Pelvoux 220, Lomas de Chapultepec, 11000 Mexico, D.F., Mexico, the Company's sub-adviser in Mexico (the "Mexican Sub-Adviser").

   COMPENSATION OF DIRECTORS. The Company pays to each Director not affiliated with the Investment Adviser, the Mexican Sub-Adviser or an affiliate an annual fee of $7,000 plus $750 per board meeting attended and $750 per Audit Committee meeting attended (except that such fee shall be $250 if the Audit Committee meeting is held on the same day as a board meeting), together with all Directors' actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $33,740 for the fiscal year ended June 30, 1996.

   The following table sets forth compensation paid by the Company to the non-affiliated Directors for the fiscal year ended June 30, 1996:

                                          PENSION OR             TOTAL
                        AGGREGATE     RETIREMENT BENEFITS  COMPENSATION FROM
                       COMPENSATION   ACCRUED AS PART OF    COMPANY COMPLEX
  NAME OF DIRECTOR     FROM COMPANY    COMPANY EXPENSES    PAID TO DIRECTORS
-------------------  --------------  -------------------  -----------------
Edgar R. Fiedler         $10,500             None               $10,500
Rodney B. Wagner(1)         None             None                  None
Richard S. Weinert       $10,500             None               $10,500
Felipe de Yturbe(2)      $ 5,250             None               $ 5,250

------------
(1) Rodney B. Wagner was elected as a Director of the Company in September 1996 and therefore did not receive compensation from the Company during its fiscal year ended June 30, 1996.
(2)   Felipe de Yturbe resigned as a Director of the Company in February
      1996.

   OFFICERS OF THE COMPANY. The following table sets forth information concerning the officers of the Company.

                                                                                              OFFICER
                      NAME AND PRINCIPAL OCCUPATION                         OFFICE     AGE     SINCE
-----------------------------------------------------------------------  -----------  -----  ---------
Gonzalo de Las Heras--Executive Vice President, Banco Santander, S.A.      President    57      1990
Thomas R. Smith, Jr.--Partner, Brown & Wood LLP, counsel to the            Secretary    59      1990
 Company.
C. William Maher -First Vice President of Mitchell Hutchins Asset          Treasurer    36      1993
 Management Inc., 1285 Avenue of the Americas, New York, New York 10019
 (the "Administrator"); Treasurer or Assistant Treasurer of other investment companies for which the Administrator serves as
 administrator; Vice President and Assistant Treasurer of the investment companies for which PaineWebber serves as investment adviser.


   STOCK OWNERSHIP OF DIRECTORS AND OFFICERS. At April 10, 1997, the Directors and officers of the Company as a group (6 persons) owned an aggregate of less than 1/4 of 1% of the outstanding shares of the Company.

   STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth the beneficial ownership of the Company's Common Stock for each person known to be the beneficial owner of more than five percent of the Common Stock.

                            SHARES OF COMMON STOCK BENEFICIALLY OWNED AS OF APRIL 10, 1997
  NAME  AND ADDRESS OF      --------------------------------------------------------------
    BENEFICIAL OWNER                 NUMBER                       PERCENT OF TOTAL
 ---------------------      ------------------------      --------------------------------
OLLIFF & PARTNERS PLC              1,526,900(1)                         11.8%(1)
10 Eastcheap
London EC3M IAJ
England

------------
(1) This information is based upon information reported by the stockholder in a filing on Schedule 13G made with the Securities and Exchange Commission (the "SEC") on February 26, 1997. The Company has been informed by the stockholder that such 1,526,900 shares of Common Stock includes the beneficial ownership of 1,437,900 shares of Common Stock (or 11.1% of total) reported on a Schedule 13G filed with the SEC on February 26, 1997 by City of London Investment Management Company Ltd. (an affiliate of Olliff & Partners PLC located at the same address) and that such 1,437,900 shares of Common Stock includes the beneficial ownership of 765,700 shares of Common Stock (or 5.9% of total) reported on a Schedule 13D filed with the SEC on February 26, 1997 by The MP Emerging Markets Country Fund (an affiliate of Olliff & Partners PLC located at the same address).

                 ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

   On the recommendation of the Audit Committee, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to examine the financial statements of the Company for the fiscal year ending June 30, 1998. Price Waterhouse has acted as the Company's independent accountants since the inception of the Company. The Company knows of no direct or indirect financial interest of such firm in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

   Representatives of Price Waterhouse are expected to be present at the Meeting to answer questions from stockholders and to make a statement if they so desire.

                            ADDITIONAL INFORMATION

   The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. The Company has retained Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $5,000, together with reimbursement of such firm's expenses.

   In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. For purposes of the vote on Items 1 and 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

ANNUAL REPORT DELIVERY

   The Company will furnish, without charge, a copy of its annual report for the fiscal year ended June 30, 1996 and its semi-annual report for the six months ended December 31, 1996 to any stockholder upon request. Such requests should be directed by mail to PNC Bank, N.A., Attn: The Emerging Mexico Fund, Inc., P.O. Box 8950, Wilmington, Delaware 19899 or by telephone to 1-800-852-4750.

PROPOSALS OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by December 12, 1997.
                                          By Order of the Board of Directors


                                          Thomas R. Smith, Jr.
                                          Secretary
Dated: April 11, 1997

                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                                    PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints C. William Maher and Brian S. Shlissel as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of The Emerging Mexico Fund, Inc. (the "Company") held of record by the undersigned on April 10, 1997 at an annual meeting of stockholders of the Company to be held on May 22, 1997 or any adjournment thereof.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS  [ ] FOR nominees listed below  [ ] WITHHOLD AUTHORITY to vote for nominee(s)
                                                         listed below

            Rodney B. Wagner, Edgar R. Fiedler, Richard S. Weinert

2.  Proposal to ratify the selection of Price Waterhouse LLP as the
    independent accountants of the Company.   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                          (CONTINUED ON THE REVERSE SIDE)

                                                    Dated   _____________ 1997

                                                    X ________________________
                                                             Signature

                                                    X ________________________
                                                    Signature, if held jointly

                                                    Please sign exactly as
                                                    name appears hereon. When
                                                    shares are held by joint
                                                    tenants, both should
                                                    sign. When signing as
                                                    attorney or as executor,
                                                    administrator, trustee or
                                                    guardian, please give
                                                    full title as such. If a
                                                    corporation, please sign
                                                    in full corporate name by
                                                    president or other
                                                    authorized officer. If a
                                                    partnership, please sign
                                                    in partnership name by
                                                    authorized person.

  Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.